SASCO 2005-GEL1
Credit Risk Manager Report
February 2005

2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.
The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.

2005 The Murrayhill Company. All Rights Reserved.

Table of Contents

Section One Executive Summary

Section Two Prepayment Premium Analysis

Section Three Analytics

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-GEL1 February
Transaction Summary
Closing Date 1/28/05
Depositor        Structured Asset Securities Corporation
Trustee          US Bank
Master Servicer  Aurora Loan Services
Servicer         Aurora Loan Services, Cendant Mortgage, Chase Home Finance,
                 Ocwen Financial Services, Option One Mortgage,
                 Wells Fargo Bank, N.A.
Mortgage Insurer General Electric Mortgage Insurance, Mortgage Guaranty
                 Insurance Corporation, PMI Mortgage Insurance Co.,
                 Republic Mortgage Insurance Company, Triad Guaranty Insurance
                 Company, United Guaranty Residential Insurance Company



Delinquency Reporting Method OTS(1)

Collateral Summary
                   Closing Date 01/31/05(2)   01/31/05 as a Percentage of
                   Closing Date

Collateral Balance $155,257,025 $140,807,703   90.69%
Loan Count          1,230        1,155        93.90%


(1) OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
(2) These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

2005 The Murrayhill Company. All Rights Reserved.


Prepayment Premium Analysis

Prepayment Premium Remitted
During the 2/25/2005 distribution, three loans with active prepayment premium flags were paid off. The prepayment premiums were remitted for all three loans totaling $25,054.

Delinquency Summary
Upon review of the portfolio, Murrayhill has found the following:
One loan is 90+ days delinquent with a balance of $84,289. There are 18 loans that are 60 days delinquent with an average balance of $52,925. There are 43 loans that are 30 days delinquent with an average balance of $61,779.

Delinquency Summary
30+ Days Delinquent  Average Balance 	60+ Days Delinquent  Average Balance
43			$61,779			18		$52,925
90+ Days Delinquent  Average Balance
1			$84,289

Bankruptcy/Multiple Loans to One Borrower
Bankruptcy Reporting
Chapter 7 Bankruptcy	Average Balance	Chapter 13 Bankruptcy Average Balance
7			$37,164		4			$67,721

Multiple Loans to One Borrower
Lien Position	Number of Loans	Balance	   Average Balance 30+ Days Delinquent
First Position	42		$7,308,224    $169,958,70	0
Second Position	21		$699,334      $33,302		1
			60+ Days Delinquent
Fist Position		1
Second Position		0

Loss Analysis
High Loss Amounts and/or High Loss Severities
This security experienced no losses during the 2/25/2005 remittance period.

2005 The Murrayhill Company. All Rights Reserved.

Reconciliation of Prepayment Premiums for SASCO 2005-GEL1
Mortgage Data Through: November 30, 2004

Section 1:	Prepayment premiums remitted to the P Class by the trustee.
This information is taken from the Statement to Certificateholders prepared by the trustee.

		Trustee Remittance Date
	 Class	25-Feb-05
	P Class	$25,054
Section 2:	Prepayment premiums collected by the servicer and remitted to the trustee. This information is reported to Murrayhill by the servicer each month.

		Trustee Remittance Date
	Servicer 25-Feb-05
		 $25,054

Section 3:	Reconciliation of the amounts remitted to the P Classholders by the trustee, and the amount remitted by the servicer to the trustee.


Amount remitted to the P Class:		$25,054
Amount remitted by servicer:		$25,054
Difference:				$0

2005 The Murrayhill Company. All Rights Reserved.



2005 The Murrayhill Company. All Rights Reserved.

Aggregate Paid-Off Loans Report for SASCO 2005-GEL1
Mortgage Data Through: January 31, 2005

Trustee Remittance Date			25-FEb-05
Loans with Active Prepayment Flags
with Premiums Remitted (A)		3

Loans without Prepayment Flags
with Premiums Remitted			0

Total Loans with Premiums Remitted (B)	3

Loans with Active Prepayment Flags (C)	3

Loans without Prepayment Flags
with Premiums Remitted			0

Subtotal (D)				3

Premiums Remitted for loans
with Active Prepayment Flags (A/C)	100%

Total Loans with Premiums Remitted
to the Subtotal (B/D)			100%

Total Paid-Off Loans (E)		27

Total Loans with Premiums Remitted
to the Total Paid-Off Loans (B/E)	11.11%

2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans Exception Report for FAMLT 2004-1
Mortgage Data Through: November 30, 2004


Total Paid-Off Loans with Flags		total 3
Less Exceptions:
Loans with Expired Prepayment Clauses
 (as stated in the Note)1		total 3

Loans that Contained a Clause Allowing Prepayment Premiums
to be Waived at the Time of Liquidation1	total 0

Loans that were Liquidated from REO Status1	total 0

Loans with Discrepancies between the Data File and the Note1   total 0

Defaulted Liquidated Loans that Could Not Have Collected Premiums
because of the Acceleration of the Debt1	total 0

Loans that were Liquidated Through Loss Mitigation Efforts1    total 0

Total Paid-Off Loans with Active Prepayment Flags (C)	       total 3

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected because of State
Statutes	total 0

Paid-Off Loans with Active Prepayment Flags that Have Not Remitted
Premiums	total 0

1  These categories are mutually exclusive.

2005 The Murrayhill Company. All Rights Reserved.

Paid-Off Loans With Prepayment Flags for SASCO 2005-GEL1
Mortgage Data Through: January 31, 2005
Payoff Date
Murrayhill ID	Delinquency String	Origination Date
% of Premium to Payoff Balance	"No PPP Remitted, w/ Flag"
6006068		0			11/5/2003	2%
6005655		0			7/26/2004	1%
6006842		0			9/29/2004	3%

Murrayhill ID  PPP Flag	Exp. Date	Payoff Balance	PPP Remitted
               "PPP Remitted, No Flag"	Comments
6006068           3	     11/5/2006	$100,260.33	$1994.22
6005655           2          7/26/2006  $614,670.91     $7,734.61
6006842           2          9/29/2006  $466,481.59     $15,325.59

2005 The Murrayhill Company. All Rights Reserved.

Section Three
Analytics

2005 The Murrayhill Company.  All Rights Reserved.

SASCO 2005-GEL1 Delinquent Balance Over Time
Mortgage Data Through: January 31, 2005

AsofDate	30 Days		60 Days		90 Days
1/31/2005	$2649296.05	1055216.06	84288.69

Foreclosure	REO
96459.20	0

Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-GEL1 Delinquent Count Over Time
Mortgage Data Through: January 31, 2005

AsofDate	30 Days		60 Days		90 Days
1/31/2005	43		18		1

Foreclosure	REO
1               0


Copyright 2005, The Murrayhill Company. All rights reserved.

SASCO 2005-GEL1 Historical SDA Performance
Mortgage Data Through: January 31, 2005

Date	SDA%	Weighted Average Age	Default Amount
1/31/05	0	16.03			$0
Monthly Default Rate	CDR (F-R)	SDA CUrve
0.00			0.00		0.32%

AveragesSDA%	Weighted Average Age	Default Amount
1/31/05	0	16.03			$0
Monthly Default Rate	CDR (F-R)	SDA CUrve
0.00			0.00		0.32%


Copyright 2005, The Murrayhill Company. All rights reserved.